                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2007

                    Morgan Stanley Capital I Trust 2007-HQ13
                         (Exact name of issuing entity)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

                  Morgan Stanley Mortgage Capital Holdings LLC
                          Nomura Credit & Capital, Inc.
                      American Mortgage Acceptance Company
              (Exact names of sponsor as specified in its charter)

       NEW YORK               333-143623-05           Applied for, but not yet
   (State or Other       (Commission File Number      received from the I.R.S.
   Jurisdiction of          of Issuing Entity)             (I.R.S. Employer
 Incorporation of the                                   Identification Number)
   issuing entity)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                    (Address of principal executive offices)

        Depositor's telephone number, including area code (212) 761-4000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

         On December 28, 2007, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement, dated as of December 1, 2007, by and between the Company, as depositor, Wachovia Bank, National Association, as the master servicer (the "Master Servicer"), Centerline Servicing Inc., as
special servicer (the "Special Servicer"), and Wells Fargo Bank, National
Association, as trustee (in such capacity, the "Trustee"), custodian, paying agent (in such capacity, the "Paying Agent"), certificate registrar and authenticating agent, providing for the Company's Commercial Mortgage
Pass-Through Certificates, Series 2007-HQ13. The Pooling and Servicing Agreement
is annexed hereto as Exhibit 99.1.

         On December 28, 2007, Morgan Stanley Capital I Inc. (the "Company")
entered into (a) a Mortgage Loan Purchase Agreement, dated as of December 20,
2007, by and between the Company, as purchaser, and Morgan Stanley Mortgage
Capital Holdings LLC (the "Morgan Stanley MLPA"), (b) a Mortgage Loan Purchase
Agreement, dated as of December 20, 2007, by and between the Company, as purchaser, and Nomura Credit & Capital, Inc. (the "Nomura MLPA"), and (c) a
Mortgage Loan Purchase Agreement, dated as of December 20, 2007, by and between the Company, as purchaser, and American Mortgage Acceptance Company (the "AMAC
MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2007-HQ13. The Morgan Stanley MLPA is annexed hereto as
Exhibit 99.2. The Nomura MLPA is annexed hereto as Exhibit 99.3. The AMAC MLPA is annexed hereto as Exhibit 99.4.

         On December 28, 2007, the Company, Morgan Stanley & Co. Incorporated
and Bear, Stearns & Co. Inc. entered into an Underwriting Agreement, dated as of
December 20, 2007 (the "Underwriting Agreement"). The Underwriting Agreement is
annexed hereto as Exhibit 99.5.

Section 9 Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

                 (a)   Financial Statements of Business Acquired
                       Not applicable.

                 (b)   Pro Forma Financial Information Not
                       applicable.

                 (c)   Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Pooling and Servicing Agreement, dated as of December 1, 2007, between Company, the Master Servicer, the Special Servicer, the
               Trustee and the Paying Agent.

99.2           Mortgage Loan Purchase Agreement, dated as of December 20, 2007, between the Company and Morgan Stanley Mortgage Capital Holdings
               LLC.

99.3           Mortgage Loan Purchase Agreement, dated as of December 20, 2007, between the Company and Nomura Credit & Capital, Inc.

99.4           Mortgage Loan Purchase Agreement, dated as of December 20, 2007, between the Company and American Mortgage Acceptance Company.

99.5           Underwriting Agreement, dated as of December 20, 2007, between the Company, Morgan Stanley & Co. Incorporated and Bear, Stearns
               & Co. Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 28, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    -----------------------
    Name: Anthony J. Sfarra
    Title:  Vice President